                                                                     EXHIBIT 11


INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Post Effective Amendment No. 4 to Registration Statement No. 33-49554 of Landmark Institutional Trust of our reports each dated September 29, 1993 appearing in the annual report to shareholders for the year ended August 31, 1993 of Landmark Institutional Liquid Reserves (a series of Landmark Institutional Trust) and Cash Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
December 27, 1995

                                                                     EXHIBIT 11



INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Post Effective Amendment No. 4 to Registration Statement No. 33-49554 of Landmark Institutional Trust of our reports each dated October 9, 1995 appearing in the annual report to shareholders for the year ended August 31, 1995 of Landmark Institutional U.S. Treasury Reserves (a series of Landmark Institutional Trust) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
December 27, 1995

                                                                    EXHIBIT 11


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 4 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Institutional Trust of our report dated October 5, 1995, relating to the financial statements and financial highlights of Landmark Institutional Liquid Reserves appearing in the August 31, 1995 Annual Report of Landmark Institutional Liquid Reserves, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
December 27, 1995

                                                                     EXHIBIT 11


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 4 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Institutional Trust of our report dated October 5, 1995, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 1995 Annual Report of Landmark Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

Price Waterhouse

Chartered Accountants
Toronto, Ontario
December 27, 1995